6. REVENUE RECOGNITION (Sept. 2018 Note)	3 Months Ended
Sep. 30, 2018
Revenue from Contract with Customer [Abstract]
REVENUE RECOGNITION

6.	REVENUE RECOGNITION

On July 1, 2018, the Company adopted ASU 2014-09 Revenue from Contracts with Customers (ASC 606) using the modified retrospective method for contracts that were not completed as of July 1, 2018. The adoption of this guidance did not have a material impact on the Company’s consolidated financial statements. With the adoption of ASC 606, the Company elected to apply certain permitted practical expedients. In evaluating the cumulative-effect adjustment to retained earnings, the Company adopted the standard only for contracts that were not complete as of the date of adoption. The impact of ASC 606 on the Company’s results of operations for the three months ended September 30, 2018 was not material.

Revenues are recognized as the performance obligations to deliver products or services are satisfied and are recorded based on the amount of consideration the Company expects to receive in exchange for satisfying the performance obligations. Most of the Company’s products and services are marketed to medical device companies almost exclusively in the United States. Products and services are primarily transferred to customers at a point in time based upon when services are performed or product is shipped.

Revenues represent the amount of consideration we expect to receive from customers in exchange for transferring products and services. Other selling costs to obtain and fulfill contracts are expensed as incurred due to the short-term nature of a majority of our revenues. The Company extends terms of payment to its customers based on commercially reasonable terms for the markets of its customers, while also considering their credit quality. Shipping and handling costs charged to customers are included in revenues.

The Company disaggregates revenues by product and service types as it believes it best depicts how the nature, amount, timing and uncertainty of revenues and cash flows are affected by economic factors.

	Three Months Ended September 30,
	2018	2017
Engineering Design Services	$511,898	$419,924
Optical Components	298,057	443,591
Medical Device Products & Assemblies	749,503	165,231
Total Revenues	$1,559,458	$1,028,746

Contract Assets and Liabilities

The nature of the Company’s products and services does not generally give rise to contract assets as it typically does not incur costs to fulfill a contract before a product or service is provided to a customer. The Company’s costs to obtain contracts are typically in the form of sales commissions paid to employees. The Company has elected to expense sales commissions associated with obtaining a contract as incurred as the amortization period is generally less than one year. These costs have been recorded in selling, general and administrative expenses. As of September 30, 2018 there were no contract assets recorded in the Company’s Consolidated Balance Sheets.

The Company’s contract liabilities arise as a result of unearned revenue received from customers at inception of contracts or where the timing of billing for services precedes satisfaction of our performance obligations. The Company generally satisfies performance obligations within one year from the contract inception date. As of July 1, 2018, contract liabilities were $857,842, which were recorded as customer advances in the Company’s Consolidated Balance Sheets, $481,438 of which was recognized in sales during the three months ended September 30, 2018. As of September 30, 2018, contract liabilities recorded as customer advances were $400,704.